THIS CONVERTIBLE SUBORDINATED DEBENTURE(THE "DEBENTURE") AND THE SECURITIES TO BE ISSUED UPON CONVERSION OF THIS DEBENTURE HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR APPLICABLE STATE SECURITIES LAWS (THE "STATE ACTS"), AND SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER EXCEPT BY REGISTRATION OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UPON THE ISSUANCE TO THE COMPANY OF A FAVORABLE OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE 1933 ACT AND THE STATE ACTS. IN ADDITION, THE DEBENTURE AND THE SECURITIES TO BE ISSUED UPON CONVERSION OF THIS DEBENTURE MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED IN REGULATION S UNDER THE 1933 ACT) OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS (AS DEFINED IN REGULATION S) EXCEPT PURSUANT TO REGULATION S AND PURSUANT TO REGISTRATION UNDER THE 1933 ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.

THE DEBENTURE AND THE SECURITIES TO BE ISSUED UPON CONVERSION OF THIS DEBENTURE ARE BEING OFFERED PURSUANT TO THE EXEMPTION FROM REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") CONTAINED IN REGULATION S FOR OFFERS AND SALES OF SECURITIES THAT OCCUR OUTSIDE THE UNITED STATES TO NON- U.S. PERSONS (WITHIN THE MEANING OF REGULATION S). NO REGISTRATION STATEMENT OR APPLICATION TO REGISTER THESE SECURITIES HAS BEEN OR WILL BE FILED WITH THE COMMISSION OR UNDER THE SECURITIES LAWS OF ANY COUNTRY OR JURISDICTION. THIS DEBENTURE AND THE SECURITIES TO BE ISSUED UPON CONVERSION OF THIS DEBENTURE HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE COMMISSION. BECAUSE THE DEBENTURE HAS BEEN ISSUED PURSUANT TO REGULATION S, THE DEBENTURE MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON (AS DEFINED IN REGULATION S) UNLESS REGISTERED UNDER THE 1933 ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE, AND THE DEBENTURE MAY NOT BE EXERCISED WITHIN THE UNITED STATES AND SECURITIES MAY NOT BE DELIVERED WITHIN THE UNITED STATES UPON EXERCISE, OTHER THAN IN OFFERINGS DEEMED TO MEET THE DEFINITION OF AN "OFFSHORE TRANSACTION" PURSUANT TO REGULATION S, UNLESS REGISTERED UNDER THE 1933 ACT OR AN EXEMPTION FROM REGISTRATION IS APPLICABLE

                              PREFERRED VOICE, INC.
                           TWELVE PERCENT CONVERTIBLE
                             SUBORDINATED DEBENTURE


            , 1997                Dallas, Texas                 $
------------                                                     --------------

     Preferred Voice, Inc., hereinafter called the "Company," a corporation duly organized and existing under the laws of the State of Delaware, for value received, hereby promises to pay to the order of _____________ , the sum of __________ ($______ ) at the times ________ and in the manner hereinafter provided, with interest on the unpaid balance of such principal sum at the rate of twelve percent (12%) per annum.

     The principal and interest on this Debenture shall be payable at the principal office of the Holder or at such other address as the Holder shall from time to time designate.

     This  Debenture  is  one  of  a  series  of  Twelve   Percent   Convertible
Subordinated Debentures (the "Debentures")in an aggregate principal amount of up to Four Hundred and Eighty Thousand Dollars ($480,000.00).

     1. The principal and interest of this Debenture is due and payable six (6) months from the date hereof ("Payment Date") on demand of holder made on or after that date.

     2. This Debenture may not be prepaid without the consent of the Holder.

     3. The Holder hereof may at any time prior to the Payment Date on five (5) days written notice to the Company or its successor convert the unpaid principal balance hereof into fully paid and nonassessable shares (the "Debenture Shares") of Common Stock of the Company or its successor, at a price of $.87 per share by delivering the Debenture to the Company or its successor. The price shall not be subject to adjustment under any circumstances, including, without limitation, any stock split, merger, or recapitalization. The certificate representing the Debenture Shares shall be delivered within ten (10) days of receipt of the Debenture.

     The Debenture will not be permitted to be exercised on behalf of a U.S. person (as defined in Regulation S) unless a written opinion of counsel to the effect that the Debenture and the Debenture Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act" ),or are exempt from registration thereunder has been provided to the Company. The Debenture will not be permitted to be exercised within the United States and the Debenture Shares will not be delivered within the United States upon exercise therof
(other than in an offering deemed to meet the definition of "offshore transaction" pursuant to Regulation S) unless a written opinion of counsel to the effect that the Debenture and the Debenture Shares have been registered under the Securities Act or are exempt from the registration requirements of the Securities Act under an exemption thereunder has been provided to the Company.

     4. To secure the payment to the holders (the "Holders") of the Debentures of the interest and principal on the Debentures, the Company hereby grants to the Holders on a pro rata basis, and the Holders herby accept on a pro rata basis, the media credit as described in the Collateral Assignment of Media Credit and the Prepaid Purchase Order, attached together hereto as Exhibit "A" and incorporated herin by this reference.

     The Company shall deposit with Bisbro Investments Company Ltd. as representative (the "Representative") of the Holders the Prepaid Purchase Order for Media Credit upon the closing of the sale of the Debentures, the title to which shall be transferred to the Holders upon default of the terms of the Debentures in accordance with the Collateral Assignment of Media Credits as set forth above.

     At the Holders' request, the Company shall execute and/or deliver to the Representative, at any time or times hereafter, all security documents including but not limited to UCC-1 financing statements that the Representative may reasonably request, in form and substance acceptable to the Representative to evidence Holders' security interest in the Collateral, and the Company shall pay the costs of any recording or filing of the same. The Company will cooperate with and deliver any security documents to such persons as the Representative in its sole discretion, may deem appropriate. The Company hereby specifically agrees and consents that a copy of this Debenture or of a financing statement is sufficient as a financing statement as may be filed with any governmental clerk as evidence of Holders' security interest in the Collateral.

     5. Except as provided in Section 7 hereto, Notice shall be deemed to have been given three (3) days following when sent by a recognized international courier service, all charges prepaid, addressed to (a) the registered Holder at his last address as it appears on the registration books of the Company kept for that purpose at the office of the Secretary or (b) the Company's principal office, as appropriate.

     6. The Company covenants and agrees and the Holder of this Debenture, by acceptance hereof, covenants, expressly for the benefit of the present and future holders of Senior Indebtedness (defined herein), that, upon any dissolution, winding up, or liquidation, whether or not in bankruptcy, insolvency, or receivership proceedings, the Company shall not pay, and the Holder of this Debenture shall not be entitled to receive, any amount in respect of the principal of, and interest on, the Debenture unless and until the Senior Indebtedness shall have been paid or otherwise discharged. Upon any dissolution, winding up, or liquidation, any payment or distribution of assets of the Company, whether in cash, property or securities which the Holder of this Debenture would be entitled to receive but for the provisions hereof, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver, a liquidating trustee, or otherwise, directly to the holders of Senior Indebtedness after giving effect to any concurrent payment or distribution to the holders of Senior Indebtedness. This section 6 is intended to be effective only in the event of distributions made in the course of termination of the Company. The subordination herein provided applies to payments or distributions by the Company only and shall not affect the right of the Holder of this Debenture to collect and retain payment from any co-obligor, guarantor or surety.

     Subject to the payment in full of all Senior Indebtedness in the manner and to the extent set forth in this section 6, the Holder of the Debenture shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to Senior Indebtedness until the Debentures shall be paid in full, and for the purpose of such subrogation no payments or distributions to the holders of Senior Indebtedness by or on behalf of the Company or by or on behalf of the Holder of the Debenture shall, as between the Company and the Holder of the Debenture, be deemed to be payment by the Company to or on account of the Debenture.

     Except as specifically set forth above, nothing contained in this section 6 or elsewhere herein shall or is intended to impair, as between the Company, its creditors and the Holder of this Debenture, the unconditional and absolute obligation of the Company to pay the Holder of this Debenture the principal of and interest on this Debenture as when and when the same become due and payable in accordance with the terms or to affect the relative rights of the Holder of this Debenture and the creditors of the Company; nor shall anything herein prevent the Holder of this Debenture from exercising all remedies otherwise permitted by applicable law upon default under this Debenture, subject to the right, if any, of the holders of Senior Indebtedness in respect to cash, property, or securities of the Company received upon the exercise of any such remedy if such results in a liquidation of the Company.

     The term "Senior Indebtedness" shall mean the principal of, premium, if any, and interest on all indebtedness of the Company, whether outstanding on the date of this Agreement or thereafter created, incurred, assumed or guaranteed, for (i) money borrowed from or guaranteed to others or representing purchase money indebtedness, (ii) lease obligations with respect to equipment leased for a period of at least one year, (iii) charges of a common carrier subject to the jurisdiction of the Federal Communications Commission, (iv) charges for billing and collection services and data processing services provided by third party vendors, (v) all indebtedness of the Company, whether outstanding on the date of this Debenture or thereafter, incurred, assumed, or guaranteed, for money borrowed from or guaranteed to banks or institutional lenders, and (vi) any renewals, refundings, extensions, or modifications of any of the foregoing.

     7. If any of the following events (herein called "Events of Default") shall occur:

          (a) the Company shall default in the payment of an installment of principal or interest of the Debenture when the same shall become due and payable, whether at any stated due date, at maturity, by acceleration, or otherwise;

          (b) the Company (i) shall make an assignment for the benefit of creditors, (ii) shall file a voluntary petition in bankruptcy, (iii) shall be adjudicated as bankrupt or insolvent, (iv) shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting the material allegations of a petition filed against the Company in any such proceeding, (v) shall seek or consent to or acquiesce in the appointment of a trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, or (vi) the Company or its Board of Directors shall take any action looking to the dissolution or liquidation of the Company; or

          (c) within sixty (60) days after the commencement of any proceeding against the Company seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future statute, law or regulation, such proceedings shall not have been dismissed, or within sixty (60) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver, or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall have not been vacated;

          (d) the Collateral is attached, seized, levied upon or subjected to a writ or distress warrant, or come within the possession of any receiver, trustee, custordian or assignee for the benefit of creditors and the same is not cured within thirty (30)days thereafter; an application is made by any individual, firm or entity other than the

          Company for the appointment of a receiver, trustee, or custodian for the Collateral and the same is not dismissed within thirty (30) days after the application therefor; or

          (e) a notice of lien, levy or assessment is filed of record with respect to the Collateral by the United States, or by any state, county, municipal, privincial, federal or other government agency, or any taxes or debts owing to any of the foregoing become a lien or encumbrance upon the Collateral, and such lien or encumbrance is not released within thirty (30) days after its creation; or

then, and in any such event, the registered Holder may at any time, at his option, by written notice or notices to the Company, declare the entire unpaid principal balance of and accrued interest on the Debenture owned by such registered Holder to be due and payable, whereupon the same shall forthwith mature and become due and payable without presentment, demand, protest, or notice, all of which are hereby waived. In addition, Holders shall have the following rights and remedies:

                         (i) all of the rights and  remedies of a secured  party
                    under the Uniform Commercial Code, or other applicable law, all of which rights and remedies shall be cumulative, and none exclusive, to the extent permitted by law, in addition to any other rights and remedies contained in this Debenture;

                         (ii) the right to sell, use, or to otherwise dispose of
                    the Collateral as set forth in the Collateral Assignment of Media Credits. The proceeds realized from the sale of any Collateral shall be applied first to the reasonable costs and expenses attendant upon such sale; second to interest due upon the Debenture and third to the principal of the Debentures. If any deficiency shall arise, the Company shall remain liable to the Holders therfor; and

                         (iii) an additional 20% administrative  transaction fee
                    in order to cover Holders' costs of disposition of the Collateral upon default, which fee the parties agree is a reasonable administrative disposition cost.

     In connection with the exercise of such remedies, any notice required to be given by the Representative on behalf of the Holders of a sale, lease, other disposition of the Collateral or any other intended action by the Representative, which is deposited in the United States mail, postage prepaid and duly addressed to the Company, at the address set forth in the Subscription Agreement (as hereinafter defined), twenty (20) days prior to such proposed action, shall constitue commercially and fair notice thereof to the Company.


     8. This Debenture, when registered, is transferable by any registered Holder in person or by his attorney duly authorized in writing on a register maintained by the Company, only on the surrender of this Debenture, duly endorsed without recourse and subject to the restrictions on transfer set forth in the Offshore Securities Subscription Agreement (the "Subscription Agreement") pursuant to which the original Holder of this Debenture acquired this Debenture. The Company will not be required to make any transfer unless and until it receives this Debenture duly and properly endorsed without recourse by the registered Holder or by his attorney duly authorized in writing. The Company may treat the registered Holder as the absolute owner for the purpose of receiving payment of or on account of principal and interest due, and for all other purposes, and may require guaranty of authenticity of signatures with respect to endorsements.

     9. Each maker, surety, guarantor, endorser or other party liable for the payment of this Debenture, in whole or in part, hereby expressly waives presentment and demand for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, protest and notice of protest and nonpayment, bringing of suit and diligence in taking any action to collect sums owing hereon, and agree that this Debenture, and any payment hereunder, may be extended from time to time without in any way affecting such liability.

     All references to the Company herein shall, and shall be deemed to, include its successors and assigns, and all covenants, stipulations, promises and agreements contained herein by or on behalf of the Company shall be binding upon its successors and assigns, whether so expressed or not.

                  IN WITNESS WHEREOF, PREFERRED VOICE, INC. has caused this Debenture to be executed in its corporate name and in its behalf by its Chief Executive Officer, his signature to be attested by its Secretary and its corporate seal to be hereunto affixed and this Debenture to be dated, issued, and delivered, all on the day of , 1997, each of such officers being thereunto duly authorized.

                                                        PREFERRED VOICE, INC.



                                                        ---------------------
                                                        G. Ray Miller
                                                        Chief Executive Officer


ATTEST:


-------------------
Mary Merritt
Secretary